Share-based payment	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Share-based payment

17.	Share-based payment

a)	For the year ended December 31, 2024 and 2023, the Group’s share-based payment arrangements was as follows:

Type of arrangement	Grant date	Quantity granted (shares)	Fair value per unit		Contract period	Vesting conditions
Bonus shares	August 28,2020	720,000	US$	1.02	5 years	5 years’ service

b)	For the year ended December 31, 2024 and 2023, the share-based payment transactions were as follows:

	Year ended December 31, 2024	Year ended December 31, 2023
Share-based payment	$131,712	$131,712

c)	On August 28, 2020, New Moon Corporation (New Moon), a shareholder of the Company, an employee of the Company and the Company signed a tripartite talent award agreement. Under the agreement, the Company provides $327,600 (NT$10,000,000) to the employee for the purchase of 1,000,000 shares of the Company owned by New Moon at NT$10 per share. The shares would be cliff vested after 5 years. The employee should return the payment to the Company if the acquisition of the shares could not be completed in thirty days after the payment. Also, the employee should return the shares to New Moon if the employee resigned within five years from the date of the agreement. New Moon should also return the consideration received from the employee to the Company.

d)	The aforementioned bonus shares settled by a shareholder of the Company cannot be transferred during the vesting period, but voting right and dividend right are not restricted. The employee is required to return the shares to the shareholder but not required to return the dividends received if she resigns during the vesting period.

e)	The Company accounted for the shares contributed by New Moon as share-based payment arrangement settled by equity. The $327,600 (NT$10,000,000) contributed by the Company is accounted for as prepaid cash incentive to the employee and is amortized over the contract period which is five years.

f)	The fair value of the Company’s ordinary shares, used in the measurement of equity-settled share-based payment awards, was determined based on a valuation performed by an independent third-party valuer.

The valuation was conducted using the Guideline Public Company Method, a market-based approach. The Company selected a group of comparable publicly listed companies operating in a similar industry and applied both price-to-book (P/B) and enterprise value-to-sales (EV/Sales) multiples to derive reference equity values. As of the valuation date, the per-share values derived from the P/B and EV/Sales approaches were NT$43.73 and NT$34.70, respectively.

To reflect the lack of marketability of the Company’s shares, a discount of 26% was applied, based on market data from the Pluris DLOM database for companies classified under SIC code 3751 (Motorcycles, Bicycles and Parts). After applying the discount, the resulting per-share fair values were NT$32.36 under the P/B method and NT$25.68 under the EV/Sales method, with an average estimated fair value of NT$29.02 per share (USD $1.02 at the applicable exchange rate).

As the valuation relied on significant unobservable inputs, it is classified as a Level 3 fair value measurement under IFRS 13. The estimated fair value of the Company’s ordinary shares was used to determine the grant-date fair value of share-based payment awards granted during the reporting period.